EXHIBIT 10.4


                          SECURITIES PURCHASE AGREEMENT


      THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") is entered into as of December 11, 2003 by and among Workstream Inc., a Canada corporation, with offices at 495 March Road, Suite 300, Ottawa, Ontario, Canada K2K-3G1 (the "Company"), and Sunrise Securities Corporation, _______________________________ (the "Purchaser").

                                    RECITALS


WHEREAS, the Purchaser has acted as the agent of the Company in connection with the offer for sale (the "Offering") in United States of up to $1,000,000 worth of the Company's Common Shares, no par value per share (the "Common Shares"), at a price of $1.60 per Common Share; and

WHEREAS, in consideration for the services the Purchaser has rendered to the Company in connection with the Offering, the Purchaser desires to purchase from the Company, and the Company desires to sell to the Purchaser, that number of Common Shares equal to 10% of the gross proceeds received by the Company in connection with the Offering at a purchase price of $1.60 per Common Share in lieu of a cash commission (the "Shares"), and a warrant to purchase that number of Common Shares equal to 10% of the gross proceeds received by the Company in connection with the Offering at an exercise price of $1.60 per Common Share in the form attached hereto as Exhibit A (the "Warrant").

                                    AGREEMENT


      In consideration of the mutual promises contained herein and other good and valuable consideration, receipt of which is hereby acknowledged, the parties to this Agreement agree as follows:

      1. Purchase and Sale of Shares.

            (a) Purchase and Sale of Shares. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase at the Closing (hereinafter defined) and the Company agrees to sell and issue to the Purchaser the Shares. The purchase price for the Shares shall be U.S.$1.60 per Share and will be paid from the cash commission otherwise payable to the Purchaser in consideration for the services it provided to the Company in connection with the Offering.

            (b) Issuance of Warrant. Concurrently with the purchase and sale of the Shares, the Purchaser shall be issued the Warrant.

            (c) Closings: Delivery. The purchase and sale of the Shares and the Warrant (collectively, the "Securities") shall take place at the offices of Perley-Robertson, Hill & McDougall LLP, 90 Sparks Street, 4th Floor, Ottawa, Ontario K1P 1E2, at 10:00 a.m., on the 11th day of December, 2003, or at such other time and place as the Company and the Purchaser mutually agree upon, orally or in writing (which time and place shall be designated as the "Closing").

      2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows:

            (a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Canada and has all requisite corporate authority to own, lease and operate its properties and assets and to carry on its business as now being conducted. The Company is duly qualified or licensed as a foreign corporation and is in good standing in all jurisdictions where the nature of its business or property makes such qualification or licensing necessary and where the failure to do so would have a material adverse effect on its condition (financial or otherwise), business, properties, assets, liabilities (including contingent liabilities) or results of operations of the Company and its subsidiaries, taken as a whole (hereinafter a "Material Adverse Effect").

            (b) Corporate Power. The Company will have at the Closing all requisite legal and corporate power to execute and deliver this Agreement and to consummate any other transactions contemplated by the terms of this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

            (c) Authorization, Enforcement. (i) The execution and delivery of the Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (ii) this Agreement has been duly executed and delivered by the Company, and at the Closing shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

            (d) Capitalization

                  The authorized capital stock of the Company consists of an unlimited number of shares of Common Shares, of which as of December 2, 2003, 23,200,659 Common Shares were issued and outstanding, and an unlimited number of shares of Class A Preferred Shares, of which as of December 2, 2003, 0 shares were issued and outstanding. The outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in material compliance with all applicable federal and state securities laws.

            (e) Solvency. The Company is solvent after giving effect to the transactions contemplated by this Agreement.

            (f) No Conflicts.  The execution,  delivery and  performance of this
Agreement by the Company and the consummation by the Company of the transactions contemplated herein do not and will not (i) violate any provision of the Company's Charter or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party, (iii) create or impose a lien, charge or encumbrance on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or other foreign statute, rule, regulation, order, judgment or decree (including any federal or state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound, except, in all cases, for such conflicts, defaults, termination, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Company is not being conducted in violation of any laws, ordinances or regulations of any governmental entity, except for violations which singularly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement, or issue and sell the Securities in accordance with the terms hereof (other than any filings which may be required to be made by the Company with the United States Securities and Exchange Commission (the "SEC") or state securities administrators ); provided, however, that for purpose of the representations made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Purchaser herein.

            (g) Compliance with Law. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it, except for such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals the failure of which to hold, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

            (h) SEC Reports. The Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the 12 months preceding the date of this Agreement and such documents complied as to form in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

            (i) Books and Records. The records and documents of the Company accurately reflect in all material respects the information relating to the business of the Company, the location and collection of its assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company.

            (j) Securities Laws. The Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Securities hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy the Securities or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person (other than the Purchaser), so as to bring the issuance and sale of the Securities under the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws. Neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

      3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company that:

            (a) Corporate Power. The Purchaser has all requisite legal and corporate power to execute and deliver this Agreement and to consummate any other transactions contemplated by the terms of this Agreement, and to carry out and perform its obligations under the terms of this Agreement.

            (b) Authorization, Enforcement. (i) The execution and delivery of the Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby has been duly authorized by all necessary action and no further consent or authorization is required, and (ii) this Agreement has been duly executed and delivered by the Purchaser and at constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor's rights and remedies or by other equitable principles of general application.

            (c) Purchase Entirely for Own Account. The Securities to be acquired by the Purchaser, including the Common Shares issuable upon exercise of the Warrant, will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser has not been formed for the specific purpose of acquiring the Securities, including the Common Shares issuable upon exercise of the Warrant.

            (d) Knowledge. The Purchaser has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Securities, including the Common Shares issuable upon exercise of the Warrant, and is able to bear the economic risk of loss of such investment.

            (e) Restricted Securities. The Purchaser understands that the Securities, including the Common Shares issuable upon exercise of the Warrant, have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities, including the Common Shares issuable upon exercise of the Warrant, are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities, including the Common Shares issuable upon exercise of the Warrant, indefinitely unless the Securities, including the Common Shares issuable upon exercise of the Warrant, are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities, including the Common Shares issuable upon exercise of the Warrant, for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, including the Common Shares issuable upon exercise of the Warrant, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

            (f) No Public Market. The Purchaser understands that no public market now exists for the Securities, including the Common Shares issuable upon exercise of the Warrant, and that the Company has made no assurances that a public market will ever exist for the Securities, including the Common Shares issuable upon exercise of the Warrant.

            (g)  Legends.   The  Purchaser   understands  that  the  Securities,
including the Common Shares issuable upon exercise of the Warrant, may bear one or all of the following legends.

                  (i) "THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT FOR A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                  (ii) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the Securities, including the Common Shares issuable upon exercise of the Warrant, represented by the certificate so legended.

            (h) Accredited Investor Status. The Purchaser:

                  (i) is an "Accredited Investor," as such term is defined in Rule 501 of Regulation D of the 1933 Act, as evidenced in the questionnaire attached as Schedule A to this Agreement (the "Investor Questionnaire");

                  (ii) represents and warrants that the information provided to the Company in the Investor Questionnaire, and any other information provided to the Company by the Purchaser, is true, complete and correct in all material respects; and

                  (iii) understands that the Securities, including the Common Shares issuable upon exercise of the Warrant, are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein and in the Investor Questionnaire in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire the Securities, including the Common Shares issuable upon exercise of the Warrant.

            (i) Securities Filings. The Purchaser acknowledges that it has been provided with copies of and has reviewed the following documents, which have been filed by the Company with the SEC pursuant to the Exchange Act (collectively, the "Disclosure Documents"): (i) the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended May 31, 2003; (ii) the Company's Quarterly Report on Form 10-Q for the quarter ended August 31, 2003; and (iii) the Company's proxy statement with respect to its 2003 annual meeting.

            (j) Access to Information. The Purchaser acknowledges that it has been furnished all materials relating to the Company and its activities, and has been afforded the opportunity to ask questions of, and receive answers from, the Company concerning the Securities and the terms and conditions of the offering and to obtain any additional information the Purchaser may consider necessary in making an informed investment decision or in order to verify the accuracy of any information set forth in this Agreement or otherwise provided to the Purchaser.

            (k) Additional Information. The Purchaser will supply the Company with such other facts as from time to time are deemed necessary or desirable in order to ascertain that no violation has occurred of any securities laws of the United States or any other relevant jurisdiction, including the Securities Act.

            (l)   Broker-Dealer.   The   Purchaser  is  duly   registered  as  a
broker-dealer under the Exchange Act and as a broker-dealer under any applicable state securities laws

            (m) No Solicitation. Neither the Purchaser nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the Offering.

            (n) Canadian Offering. The Purchaser acknowledges that simultaneous with or shortly before or after the Closing, the Company will sell up to $4,000,000 of Common Shares to various purchasers in Canada and pay the Company's agent a cash commission of 7.0% of the gross proceeds of such offering received by the Company and a warrant to purchase that number of Common Shares equal to 10% of the number of Common Shares sold pursuant to the offering.

      4. Conditions of the Purchaser's Obligations at Closing. The obligations of the Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            (a) Representations and Warranties. The representations and warranties of the Company contained in Section 2 hereof shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

            (b) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

            (c) Performance; Proceedings and Documents. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and all corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

            (d) Delivery of Securities. The Purchaser shall have received Securities Shares which the Purchaser is purchasing hereunder.

            (g) Registration Rights. The Company, the Purchaser and the purchasers of the Common Shares in the Offering shall have entered into a Registration Rights Agreement in substantially the form attached hereto as Exhibit B.

            (e) Warrant. The Company shall have executed and delivered the Warrant.

      5. Conditions of the Company's Obligations at Closing. The obligations of the Company to the Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

            (a) Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            (b) Performance of Obligations. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by him/her/it on or before the Closing, and the Purchaser shall have delivered payment to the Company in respect of its purchase of the Securities.

            (c) Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be obtained and effective as of the Closing.

      6. Miscellaneous.

            (a) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

            (b) Governing Law; Jurisdiction. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the Province of Ontario and the Country of Canada applicable therein, without giving effect to principles of conflicts of law. In addition, the parties hereto agree that (i) any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in the Ontario Superior Court of Justice in Ottawa, Ontario, Canada, (ii) waive any objection which the parties may have now or hereafter based upon forum non conveniens or to the venue of any such suit, action or proceeding, and (iii) irrevocably consent to the jurisdiction of the Ontario Superior Court of Justice in Ottawa, Ontario, Canada in any such suit, action or proceeding. FURTHER, THE PARTIES HERETO
HEREBY WAIVE TRIAL BY JURY IN ANY ACTION TO ENFORCE THIS AGREEMENT AND IN CONNECTION WITH ANY DEFENSE, COUNTERCLAIM OR CROSS CLAIM ASSERTED IN ANY SUCH ACTION.

            (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (d) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

            (e)  Survival.  The  warranties,  representations,   agreements  and
covenants of the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

            (f) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified as such party's address as set forth in the recitals to this Agreement or as subsequently modified by written notice.

            (g) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the Company and the Purchaser.

            (h) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith, in order to maintain the economic position enjoyed by each party as close as possible to that under the provision rendered unenforceable. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then such provision shall be excluded form this Agreement, and the balance of the Agreement shall be enforceable in accordance with its terms.

            (i) Entire Agreement. This Agreement, and the documents referred to herein, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements existing between the parties hereto are expressly canceled.

            (j) Expenses. The Company and the Purchaser shall pay their respective costs and expenses incurred with respect to the negotiation, execution, delivery and performance of this Agreement.






                         [signatures on following pages]

         IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

                         COMPANY:

                         WORKSTREAM INC.


                         By: /s/ Michael Mullarkey
                             ----------------------------
                             Name: Michael Mullarkey
                             Title: Chairman and CEO


                         PURCHASER:

                         SUNRISE SECURITIES CORPORATION



                         By: /s/ Nathan Low
                             ----------------------------
                             Name:  Nathan Low
                             Title: President